UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 7, 2022

BAKHU HOLDINGS, CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55862	26-0510649
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
One World Trade Center, Suite 130 Long Beach, CA 90831 (Address of Principal Executive Offices) (858) 682-2528 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Title of each class	Trading Symbols(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01—CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On December 7, 2022, we dismissed BF Borgers CPA PC (“Borgers”), as our independent registered public accounting firm, effective immediately, including to audit our financial statements for the year ending July 31, 2023. The dismissal of Borgers was approved unanimously by our Board of Directors.

The report of Borgers on our consolidated financial statements for the years ended July 31, 2022 and 2021, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except to indicate that there is substantial doubt as to our ability to continue as a going concern.

During our two most recent fiscal years and through July 31, 2022, there were no disagreements with Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Borgers, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the consolidated financial statements for such years. During the fiscal years ended July 31, 2022 and 2021, and through December 7, 2022, there have been no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We provided Borgers with a copy of the disclosures we are making in this Current Report on Form 8-K and requested that Borgers furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made by us in this report and, if not, stating the respects in which it does not agree. A copy of the letter from Borgers addressed to the U.S. Securities and Exchange Commission dated December 12, 2022, is filed as Exhibit 16.01 to this report.

On December 7, 2022, our Board of Directors unanimously approved the engagement of Michael Studer CPA PC (“Studer”), 111 West Sunrise Highway, Second Floor East, Freeport, NY 11520, as our registered public accounting firm, effective immediately, including to report on our financial statements for the year ending July 31, 2023.

No consultations occurred between us and Studer during the two most recent fiscal years and through December 7, 2022, regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Studer concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of disagreement, as that term is defined in S-K 304(a)(1)(iv) and the related instructions to S-K 304, or a reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS.

The following is filed as an exhibit to this report:

Exhibit
Number	Description of Exhibit
16.01	Letter from BF Borgers CPA PC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKHU HOLDINGS, CORP.

Date: December 12, 2022	/s/ Evripides Drakos
By: Evripides Drakos
Its: President and Chief Executive Officer